UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2010

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed solely to amend the financial statements and exhibits previously provided in Item 9.01 of the Current Report on Form 8-K filed on May 27, 2010.

ITEM 9.01.	Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to the acquisition of 303 Second Street in San Francisco, California (the “Property”).

(a)	Financial Statements of Business Acquired

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the three months ended March 31, 2010 (unaudited) and the year ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information

Unaudited pro forma condensed consolidated balance sheet of Kilroy Realty Corporation as of March 31, 2010

Unaudited pro forma condensed consolidated statement of operations of Kilroy Realty Corporation for the three months ended March 31, 2010

Unaudited pro forma condensed consolidated statement of operations of Kilroy Realty Corporation for the year ended December 31, 2009

Notes to pro forma condensed consolidated financial statements of Kilroy Realty Corporation.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 12, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street LLC, a Delaware limited liability company.

10.2*	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated May 21, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street LLC, a Delaware limited liability company.

23.1**	Consent of Deloitte & Touche LLP

*	Previously filed as exhibits to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2010.
**	Filed herewith.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kilroy Realty Corporation

Los Angeles, California

We have audited the accompanying statement of revenues and certain expenses of 303 Second Street located in San Francisco, California (the “Property”) for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
June 10, 2010

303 SECOND STREET

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2010 and for the

Year Ended December 31, 2009

(in thousands)

	Three Months Ended March 31, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$5,963	$26,341
Tenant reimbursements	58	627
Other income	34	163

Total revenues	6,055	27,131

Certain Expenses:
Property operating and maintenance	1,446	6,308
Property taxes	661	2,624
(Recovery) provision for bad debts	(5)	3

Total certain expenses	2,102	8,935

Revenues in excess of certain expenses	$3,953	$18,196

See accompanying notes to statements of revenues and certain expenses.

303 SECOND STREET

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For Three Months Ended March 31, 2010 (unaudited)

and the Year Ended December 31, 2009

1. Basis of Presentation

In May 2010, Kilroy Realty, L.P., the operating partnership of Kilroy Realty Corporation (collectively referred to herein as the “Company”), acquired an office building and parking structure located at 303 Second Street in San Francisco, California (the “Property”) from an unaffiliated third party for a purchase price of approximately $233.3 million.

The statements of revenues and certain expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summary for the year ended December 31, 2009 is audited and includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summaries are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation and amortization expense, interest expense, and corporate general and administrative expenses. In the opinion of management, the accompanying interim statement of revenues and certain expenses reflects all adjustments of a normal and recurring nature that are considered necessary for a fair presentation of the results for the interim period presented. Actual results could differ materially from the estimates in the near term, and the operating results for the interim period are not indicative of results for the year ending December 31, 2010.

2. Significant Accounting Policies

Revenue Recognition

Minimum annual rental revenues are recognized in rental revenues on a straight-line basis over the term of the related lease. Receivables are periodically evaluated for collectability. Tenant reimbursements, which consist of amounts due from tenants for common area maintenance, real estate taxes, and other recoverable costs, are recognized as revenue on a gross basis in the period the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

303 SECOND STREET

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For Three Months Ended March 31, 2010 (unaudited)

and the Year Ended December 31, 2009

3. Future Minimum Rent

The Company has operating leases with tenants that expire at various dates through 2020. Future contractual minimum rent under operating leases as of December 31, 2009 for five years and thereafter are summarized as follows:

Year Ending	(in thousands)
2010	$21,060
2011	19,178
2012	20,646
2013	18,300
2014	16,188
Thereafter	34,790

Total	$130,162

4. Commitments Contingencies

Litigation

The Company may be subject to legal claims related to the Property in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims will not have a material impact on the Property’s revenues and certain expenses.

Environmental Matters

In connection with the ownership and operation of the Property, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to the Property, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s revenues and certain expenses.

KILROY REALTY CORPORATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet of Kilroy Realty Corporation (the “Company”) as of March 31, 2010 and unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2009 and the three months ended March 31, 2010 have been prepared as if the acquisition of 303 Second Street in San Francisco, California (the “Property”) had occurred on March 31, 2010 for the pro forma consolidated balance sheet and on January 1, 2009 for both pro forma condensed consolidated statements of operations.

Such unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, which were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2009 and on Form 10-Q for the three months ended March 31, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to represent the Company’s financial position or results of operations as of any future date or for any future period. The pro forma condensed consolidated balance sheet and statements of operations of the Company only include the acquisition of the Property, as that was the only significant property acquisition that was completed during the period. Management believes all material adjustments necessary to reflect the effect of this acquisition have been made to the unaudited pro forma financial information.

KILROY REALTY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2010

(in thousands, except share data)

	March 31, 2010(A)	303 Second St. San Francisco(B)		Total
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$338,684	$63,550		$402,234
Buildings and improvements	1,950,408	154,203		2,104,611
Undeveloped land and construction in progress	267,211	—		267,211

Total real estate held for investment	2,556,303	217,753		2,774,056
Accumulated depreciation and amortization	(623,981)	—		(623,981)

Total real estate assets, net	1,932,322	217,753		2,150,075
CASH AND CASH EQUIVALENTS	10,736	—		10,736
RESTRICTED CASH	32	2,522		2,554
MARKETABLE SECURITIES	4,226	—		4,226
CURRENT RECEIVABLES, NET	2,913	—		2,913
DEFERRED RENT RECEIVABLES, NET	76,406	—		76,406
NOTE RECEIVABLE	10,641	—		10,641
DEFERRED LEASING COSTS AND ACQUISITION-RELATED INTANGIBLES, NET	56,570	19,828		76,398
DEFERRED FINANCING COSTS, NET	7,651	—		7,651
PREPAID EXPENSES AND OTHER ASSETS, NET	10,745	261		11,006

TOTAL ASSETS	$2,112,242	$240,364		$2,352,606

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY
LIABILITIES:
Secured debt	$267,014	$—		$267,014
Exchangeable senior notes, net	438,749	—		438,749
Unsecured senior notes	144,000	—		144,000
Unsecured line of credit	150,000	231,891	(C)	381,891
Accounts payable, accrued expenses and other liabilities	58,333	3,565		61,898
Accrued distributions	17,167	—		17,167
Deferred revenue and acquisition-related liabilities	65,655	3,210		68,865
Rents received in advance and tenant security deposits	23,654	1,698		25,352

Total liabilities	1,164,572	240,364		1,404,936

COMMITMENTS AND CONTINGENCIES
NONCONTROLLING INTEREST
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638			73,638

EQUITY:
Stockholders’ Equity:
Preferred stock, $.01 par value, 30,000,000 shares authorized:
7.45% Series A Cumulative Redeemable Preferred stock, $.01 par value, 1,500,000 shares authorized, none issued and outstanding
7.80% Series E Cumulative Redeemable Preferred stock, $.01 par value, 1,610,000 shares authorized, issued and outstanding ($40,250 liquidation preference)	38,425	—		38,425
7.50% Series F Cumulative Redeemable Preferred stock, $.01 par value, 3,450,000 shares authorized, issued and outstanding ($86,250 liquidation preference)	83,157	—		83,157
Common stock, $.01 par value, 150,000,000 shares authorized, 43,092,980 and 43,148,762 shares issued and outstanding, respectively	431	—		431
Additional paid-in capital	914,766	—		914,766
Distributions in excess of earnings	(191,190)	—		(191,190)

Total stockholders’ equity	845,589	—		845,589
Noncontrolling interest:
Common units of the Operating Partnership	28,443	—		28,443

Total equity	874,032	—		874,032

TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$2,112,242	$240,364		$2,352,606

See accompanying notes to the unaudited pro forma condensed consolidated balance sheet and statements of operations.

KILROY REALTY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2010

(in thousands, except share and per share data)

	March 31, 2010(D)	303 Second St. San Francisco		Total
REVENUES:
Rental income	$60,656	$6,072	(E)	$66,728
Tenant reimbursements	5,718	58	(F)	5,776
Other property income	445	34	(F)	479

Total revenues	66,819	6,164		72,983

EXPENSES:
Property expenses	12,020	1,446	(F)	13,466
Real estate taxes	6,036	661	(F)	6,697
Provision (recovery) for bad debts	26	(5	)(F)	21
Ground leases	(58)	—		(58)
General and administrative expenses	7,095	—		7,095
Acquisition-related expenses	313	—		313
Interest expense	11,956	612	(H)	12,568
Depreciation and amortization	20,938	1,694	(I)	22,632

Total expenses	58,326	4,408		62,734

OTHER INCOME:
Interest income and other net investment gains	384	—		384

NET INCOME	8,877	1,756		10,633
Net income attributable to noncontrolling common units of the Operating Partnership	(192)	(66	)(J)	(258)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	8,685	1,690		10,375
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions to noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	—		(1,397)
Preferred dividends	(2,402)	—		(2,402)

Total preferred distributions and dividends	(3,799)	—		(3,799)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,886	$1,690		$6,576

Income from continuing operations available to common stockholders per common share—basic	$0.11	$0.04		$0.15

Income from continuing operations available to common stockholders per common share—diluted	$0.11	$0.04		$0.15

Net income available to common stockholders per share—basic	$0.11	$0.04		$0.15

Net income available to common stockholders per share—diluted	$0.11	$0.04		$0.15

Weighted average common shares outstanding—basic	43,012,100			43,012,100

Weighted average common shares outstanding—diluted	43,014,532			43,014,532

See accompanying notes to the unaudited pro forma condensed consolidated balance sheet and statements of operations.

KILROY REALTY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands, except share and per share data)

	December 31, 2009(D)	303 Second St San Francisco		Total
REVENUES:
Rental income	$247,649	$26,879	(E)	$274,528
Tenant reimbursements	28,075	627	(F)	28,702
Other property income	3,710	163	(F)	3,873

Total revenues	279,434	27,669		307,103

EXPENSES:
Property expenses	49,709	6,308	(F)	56,017
Real estate taxes	24,330	2,624	(F)	26,954
Provision for bad debts	569	3	(F)	572
Ground leases	1,597	—		1,597
General and administrative expenses	39,938	—		39,938
Acquisition-related expenses	—	350	(G)	350
Interest expense	46,119	2,709	(H)	48,828
Depreciation and amortization	87,627	6,050	(I)	93,677

Total expenses	249,889	18,044		267,933

OTHER INCOME:
Interest income and other investment gains	1,300	—		1,300
Gain on early extinguishment of debt	4,909	—		4,909

Total other income	6,209	—		6,209

INCOME FROM CONTINUING OPERATIONS	35,754	9,625		45,379

DISCONTINUED OPERATIONS
Revenues from discontinued operations	—	—		—
Expenses from discontinued operations	(224)	—		(224)
Net gain on dispositions of discontinued operations	2,485	—		2,485

Total income from discontinued operations	2,261	—		2,261

NET INCOME	38,015	9,625		47,640
Net income attributable to noncontrolling common units of the Operating Partnership	(1,025)	(365	)(J)	(1,390)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	36,990	9,260		46,250

PREFERRED DIVIDENDS AND DISTRIBUTIONS:
Distributions to noncontrolling cumulative redeemable preferred units of the Operating Partnership	(5,588)	—		(5,588)
Preferred dividends	(9,608)	—		(9,608)

Total preferred dividends and distributions	(15,196)	—		(15,196)

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$21,794	$9,260		$31,054

Income from continuing operations available to common stockholders per common share—basic	$0.47	$0.24		$0.71

Income from continuing operations available to common stockholders per common share—diluted	$0.47	$0.24		$0.71

Net income available to common stockholders per share—basic	$0.53	$0.24		$0.77

Net income available to common stockholders per share—diluted	$0.53	$0.24		$0.77

Weighted average common shares outstanding—basic	38,705,101			38,705,101

Weighted average common shares outstanding—diluted	38,732,126			38,732,126

See accompanying notes to the unaudited pro forma condensed consolidated balance sheet and statements of operations.

KILROY REALTY CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)	Derived from the Company’s unaudited consolidated balance sheet as of March 31, 2010.

(B)	Represents adjustment for the acquisition of the Property. The purchase price of $233.3 million has been allocated to land ($63,550), buildings and improvements ($154,203), in-place leases ($7,828), deferred leasing costs ($4,520), above-market leases ($7,480), below-market leases ($3,210), and other operating assets acquired and liabilities assumed. The Company allocated the purchase price of the Property’s tangible and intangible assets in accordance with Financial Accounting Standards Board Accounting Standards Codification ASC Topic 805: Business Combinations.

(C)	Represents the pro forma borrowings outstanding on the Company’s unsecured revolving credit facility (the “Credit Facility”) assuming the acquisition was financed with borrowings under the Credit Facility. Actual funding of the acquisition may be from different sources and the pro forma borrowings assumed herein are not indicative of actual results.

(D)	Derived from the Company’s consolidated statement of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 (unaudited).

(E)	Represents minimum annual rental revenue and amortization of above- and below-market leases on a straight-line basis over the remaining term of the related lease. The pro forma adjustment for the year ended December 31, 2009 includes $2.6 million of rental income primarily related to leases that expired in late 2009.

(F)	Represents the adjustment for the acquisition of the Property, based on historical operating results.

(G)	Represents estimated costs incurred to acquire the Property.

(H)	Represents the pro forma estimate of the incremental interest expense associated with the pro forma borrowings under the Credit Facility. The pro forma interest expense estimate is calculated based on the applicable interest rate. Actual funding of the acquisition may be from different sources and the pro forma borrowing and related pro forma interest expense estimate assumed herein are not indicative of actual results.

(I)	Represents depreciation expense calculated based on the cost of the building and improvements using the straight-line method over a 35 year life. Tenant improvements and acquisition related intangible assets and liabilities are amortized over the remaining noncancelable term of the applicable leases that were in place when the Company acquired the property.

(J)	Represents the proportionate share of the net impact of the pro forma adjustments attributable to the common limited partnership unit holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date: June 10, 2010

Exhibit Index

Exhibit No.	Description
10.1*	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 12, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street LLC, a Delaware limited liability company.

10.2*	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated May 21, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street LLC, a Delaware limited liability company.

23.1**	Consent of Deloitte & Touche LLP

*	Previously filed as exhibits to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2010.
**	Filed herewith.